Nature of Business and Significant Events of 2019	12 Months Ended
Dec. 31, 2019
Nature of Business and Significant Events of 2019 (Abstract)
Nature of Business and Significant Events of 2019
1.	Nature of business and significant events of 2019

Betterware de México, S.A.P.I. de C.V. (formerly Betterware de México, S.A. de C.V., see Note 28c) ("Betterware") is a direct-to-consumer selling company, focused on the home organization segment whose product portfolio includes home organization, kitchen preparation, food containers, among other categories ("Home Organization Products"). Betterware purchases these Home Organization Products and sells them through 9 (nine) catalogs issued throughout the year.

BLSM Latino América Servicios, S.A. de C.V., ("BLSM") is a related party that provides administrative, technical and operating services to Betterware.

Betterware and BLSM (together hereinafter the "Group") are companies incorporated in Mexico and carry out their operations in Mexico. The Group's address, both its registered office and principal place of business, is Luis Enrique Williams 549, Parque Industrial Belenes Norte, Zapopan, Jalisco, México, C.P. 45150.

The ultimate parent company is Campalier, S.A. de C.V. ("Campalier").

Significant events –

●	On August 5, 2019, Betterware and DD3 Acquisition Corp. ("DD3", a publicly listed entity in the US and whose shares traded on the Nasdaq Capital Market ("Nasdaq")), announced they had entered into a business combination agreement. As part of this transaction, DD3 would merge into Betterware through an exchange of shares with their respective shareholders and Betterware would survive as the acquiror. BLSM would become a wholly-owned subsidiary of Betterware. As the surviving entity and accounting acquiror, a selected number of shares of Betterware would become publicly listed on Nasdaq as a result of the transaction. The transaction closed on March 13, 2020 and Betterware issued shares to DD3's shareholders and obtained cash of US$22,767 (Ps. 498,445) through the acquisition of DD3 and concurrently settled liabilities owed by DD3 and related transaction costs on such date, for net cash proceeds of US$7,519 (Ps. 181,734). Immediately after the transaction closed, on the same day, 2,040,000 shares of Betterware offered for subscription and payment under its initial public offering on Nasdaq were subscribed and paid for by different investors (see Note 28c).

●	During August 2019, the Group started building a distribution center which is estimated to be completed in the fourth quarter of 2020. As of December 31, 2019, payments related to this construction amounted to Ps. 165 million. The total investment is estimated to amount to Ps. 581 million.

●	On July 28, 2017, the Extraordinary General Shareholders' Meeting agreed to merge Betterware, as a merging company, with Betterware Controladora, S.A. de C.V. and Strevo Holding, S.A. de C.V. (holding company and a related party, respectively), as merged companies. The merger was carried out based on the figures as of July 28, 2017, so as of that date, the merged entities ceased to exist. In accordance with the General Law of Commercial Companies, when the merger took effect, all of the assets, liabilities, rights, obligations, and liabilities of the merged companies were incorporated into the merging company, without reservations or limitations. As a result of this, Betterware's assets decreased by Ps. 16,513, liabilities increased by Ps. 60,144 and stockholders' equity decreased by Ps. 76,657 (see Note 21). The afore-mentioned transaction was accounted for as a pooling of interest between entities under common control, therefore, it was recognized by Betterware at the book value of the assets, liabilities and stockholders' equity of the merged entities at the date of the merger.